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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[ ]  Definitive Proxy Statement.
[X]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                          VAN KAMPEN SERIES FUND, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)


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                                                                IMPORTANT NOTICE
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                          VAN KAMPEN ASIAN EQUITY FUND
                         VAN KAMPEN LATIN AMERICAN FUND
                                1 Parkview Plaza
                           Oakbrook Terrace, IL 60181

                                REMINDER NOTICE:
                     JOINT SPECIAL MEETING OF SHAREHOLDERS
                           Thursday, October 30, 2003

October 10, 2003

Dear Shareholder:

     We are writing to remind you that the Joint Special Meeting of Shareholders of the Van Kampen Asian Equity Fund and Van Kampen Latin American Fund has been adjourned to Thursday, October 30, 2003.

     In compliance with Maryland law, a new record date of September 22, 2003 has been established in connection with adjournment of the meeting. Our records indicate you were holding shares of Van Kampen Asian Equity Fund or Van Kampen Latin American Fund on the new record date and as of today, we have not received your vote.

     - IF YOU HAVE NOT PREVIOUSLY VOTED YOUR SHARES, please do so by following the directions on the enclosed proxy card or by casting your vote by telephone or Internet using the instructions provided on the enclosed proxy card. The Board of Directors of the Latin American Fund and the Asian Equity Fund recommends a vote "FOR" the reorganization and subsequent liquidation of the respective Fund, for the reasons discussed in the Joint Prospectus/Proxy Statement previously sent to you. PLEASE REMEMBER TO VOTE YOUR SHARES AS SOON AS POSSIBLE. If you have any questions, please do not hesitate to contact the Van Kampen Client Relations Department at 1-800-231-2808.

     - IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND DO NOT WISH TO CHANGE YOUR VOTE, no action is necessary. Unless we receive instructions from you to the contrary, we will vote your shares according to your instructions on any previously submitted proxy card or pursuant to any instructions previously submitted by telephone or Internet.

     - IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND WISH TO CHANGE YOUR INSTRUCTIONS, you may do so by following the directions on the enclosed proxy card or by casting your vote by telephone or Internet using the instructions provided on the enclosed proxy card.

                       DON'T HESITATE. PLEASE VOTE TODAY!

     If we still have not received your proxy as the date of the Joint Special Meeting moves closer, you may receive a call asking you to exercise your right to vote. D. F. KING & CO, INC. has been retained by the funds to make follow-up phone calls to encourage shareholders to vote.

     Your prompt response by voting via phone, Internet or mail will help reduce proxy costs and will eliminate your receipt of follow-up phone calls or additional mailings.

Thank you in advance for your participation.

Van Kampen Asian Equity Fund
Van Kampen Latin American Fund